Supplement Dated February 3, 2016
to the Prospectuses and Statements of Additional Information for

Clarity VA (Dated May 1, 2007)
Clarity 2+2 VA (Dated May 1, 2008)

Issued By

Athene Annuity & Life Assurance Company
Athene Variable Annuity Account A

This supplement describes a change to the name and principal investment strategies of the Fidelity Variable Insurance Products Money Market Portfolio ("Fund"). The Fund (Initial Class) is an investment option available under the variable annuity contracts listed above (each, a "Contract"). Please read this supplement carefully and keep it with your Contract prospectus for future reference.

The shareholders of the Fund have approved certain changes to the investment strategies of the Fund. Effective December 1, 2015:

•	The Fund's investment policy to concentrate more than 25% of its total assets in the financial services industry is removed.
•
The Fund adopted a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securitites).  This change enables the Fund to operate as a government money market fund.

•	In connection with the transition to a government money market fund, the Fund has been renamed "Government Money Market Portfolio."

Following the change to the name and investment strategies of the Fund,

•	Fidelity Management & Research Company remains the investment adviser for the Fund, and
•	the share class for this investment option under your Contract remains the same.

If you have any questions regarding this supplement, please call or write to our administrator, Concentrix Insurance Administration Solutions Corporation, at P.O. Box 19086, Greenville, SC 29602 (2000 Wade Hampton Blvd., Greenville, SC 29615), 1-800-423-9398.